United States
Securities and Exchange Commission

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 10, 2008

SHUFFLE MASTER, INC.

(Exact name of registrant as specified in its charter)

Minnesota

0-20820

41-1448495
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation or Organization)

1106 Palms Airport Drive
Las Vegas, Nevada		89119-3720
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 897-7150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 10, 2008, Shuffle Master, Inc. (NASDAQ National Market: SHFL) (either the “Company,” “we” or “our”) held a conference call announcing its financial results for its fourth quarter and fiscal year ended October 31, 2007.  On the conference call, Paul Meyer, President, Chief Operating Officer and Acting Chief Financial Officer, indicated that certain information would be provided “offline.” Management has not provided any material non-public information to any individuals or entities.  The full text of the earnings conference call transcript is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

 (d) Exhibits

99.1                         Earnings conference call transcript dated January 10, 2008, regarding the Company’s financial results for its fourth quarter and fiscal year ended October 31, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUFFLE MASTER, INC.
(Registrant)

Date: January 15, 2008

/s/ Mark L. Yoseloff
Mark L. Yoseloff
Chairman of the Board and Chief Executive Officer